UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2006

ARCHSTONE-SMITH TRUST

(Exact name of registrant as specified in charter)

Maryland	1-16755	84-1592064
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation)		No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, including Area Code): (303) 708-5959

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01.	OTHER EVENTS

Archstone-Smith Trust (“ASN”) has revised Appendix A to its Dividend Reinvestment and Share Purchase Plan (the “Plan”) to provide anticipated 2006 and 2007 dates for the following items: Distribution Record Dates and Distribution Payment Dates with respect to the reinvestment of distributions and Threshold and Discount Set Dates, Optional Cash Payment Due Dates, Investment Period Commencement Dates and Investment Period Conclusion Dates with respect to optional cash payments. A copy of the complete schedule is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1          2006 and 2007 Schedule of applicable dates with respect to the reinvestment of dividends and optional cash payments pursuant to the Archstone-Smith Trust Dividend Reinvestment and Share Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST
	By:	/s/ Thomas S. Reif
Dated: February 13, 2006		Name: Thomas S. Reif
Title: Group Vice President and Assistant General Counsel

Exhibit 99.1

Appendix A

Reinvestment of Distributions

Distribution Record Date	Distribution Payment Date
February 15, 2006	February 28, 2006
May 16, 2006	May 31, 2006
August 16, 2006	August 31, 2006
November 15, 2006	November 30, 2006
February 15, 2007	February 28, 2007
May 16, 2007	May 31, 2007
August 16, 2007	August 31, 2007
November 15, 2007	November 30, 2007

Optional Cash Payments

Threshold and Discount Set Date	Optional Cash Payment Due Date	Investment Period Commencement Date	Investment Period Conclusion Date
January 12, 2006	January 17, 2006	January 18, 2006	January 31, 2006
February 9, 2006	February 13, 2006	February 14, 2006	February 28, 2006
March 15, 2006	March 17, 2006	March 20, 2006	March 31, 2006
April 11, 2006	April 13, 2006	April 17, 2006	April 28, 2006
May 12, 2006	May 16, 2006	May 17, 2006	May 31, 2006
June 14, 2006	June 16, 2006	June 19, 2006	June 30, 2006
July 13, 2006	July 17, 2006	July 18, 2006	July 31, 2006
August 15, 2006	August 17, 2006	August 18, 2006	August 31, 2006
September 13, 2006	September 15, 2006	September 18, 2006	September 29, 2006
October 13, 2006	October 17, 2006	October 18, 2006	October 31, 2006
November 13, 2006	November 15, 2006	November 16, 2006	November 30, 2006
December 12, 2006	December 14, 2006	December 15, 2006	December 29, 2006
January 12, 2007	January 17, 2007	January 18, 2007	January 31, 2007
February 9, 2007	February 13, 2007	February 14, 2007	February 28, 2007
March 14, 2007	March 16, 2007	March 19, 2007	March 30, 2007
April 12, 2007	April 16, 2007	April 17, 2007	April 30, 2007
May 14, 2007	May 16, 2007	May 17, 2007	May 31, 2007
June 13, 2007	June 15, 2007	June 18, 2007	June 29, 2007
July 13, 2007	July 17, 2007	July 18, 2007	July 31, 2007
August 15, 2007	August 17, 2007	August 20, 2007	August 31, 2007
September 12, 2007	September 14, 2007	September 17, 2007	September 28, 2007
October 15, 2007	October 17, 2007	October 18, 2007	October 31, 2007
November 13, 2007	November 15, 2007	November 16, 2007	November 30, 2007
December 12, 2007	December 14, 2007	December 17, 2007	December 31, 2007